Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Practice
The CHCM Committee has the authority to grant equity awards. The Company does not time the grant of equity awards around material, non-public
information. In February 2023, the Company updated its annual equity grant practice to provide that annual equity grants will be made approximately ten days following the Company’s release of its full-year financial results. The target grant value is translated into a number of shares underlying each grant using a valuation formula that, for PRSUs and RSUs, incorporates a
20-day
average closing price up to and including the grant date, to avoid the potential volatility impact of using a single-day
closing price.
The CHCM Committee has delegated authority to our CEO and Chief Human Resources Officer for non-annual
grants of equity awards to team members who are
non-executive
officers. The aggregate grant date value of such equity awards may not exceed the amount authorized by the CHCM committee during the fiscal year period. For 2024, the authorized amount was $3,000,000. Such awards are subject to further restrictions on individual size, and awards must be made pursuant to the terms of award agreement forms previously approved by the Board or the CHCM Committee. The effective grant date of these awards is on the first trading day on or after the date of hire or promotion for newly hired employees following review and approval by the CEO or Chief Human Resources Officer, as applicable. The CHCM Committee receives a report of any grants made pursuant to this delegated authority at each regularly scheduled meeting.

Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false